UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 18, 2023

URSTADT BIDDLE PROPERTIES INC.

(Exact Name of Registrant as Specified in Its Charter)

001-12803

(Commission File Number)

Maryland	04-2458042
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

321 RAILROAD AVENUE

GREENWICH, Connecticut 06830

(Address of principal executive offices, including zip code)

(203) 863-8200

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	UBP	NYSE
Class A Common Stock, par value $.01 per share	UBA	NYSE
6.25% Series H Cumulative Preferred Stock	UBPPRH	NYSE
5.875% Series K Cumulative Preferred Stock	UBPPRK	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the consummation on August 18, 2023 (the “Closing Date”) of the transactions contemplated by that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of May 17, 2023, by and among Regency Centers Corporation, a Florida corporation (“Regency”), Hercules Merger Sub, LLC, a Maryland limited liability company and a wholly-owned subsidiary of Regency (“Merger Sub”), Urstadt Biddle Properties Inc., a Maryland corporation (the “Company”), UB Maryland I, Inc., a Maryland corporation and a direct wholly-owned subsidiary of the Company (“Hermes Sub I”), and UB Maryland II, Inc., a Maryland corporation and a direct wholly-owned subsidiary of Hermes Sub I (“Hermes Sub II”).

Pursuant to the Merger Agreement, on August 18, 2023: (i) Hermes Sub II merged with and into the Company (the “First Merger”), with the Company surviving the First Merger as a wholly owned subsidiary of Hermes Sub I, and (ii) following the First Merger, Hermes Sub I merged with and into Merger Sub (the “Second Merger” and together with the First Merger, the “Mergers”), with Merger Sub surviving the Second Merger as a wholly owned subsidiary of Regency.

On August 18, 2023, following the Mergers, the Company was converted into a Maryland limited liability company bearing its current name “REG-UB Properties, LLC” (such conversion, the “Conversion”).

Item 1.02.	Termination of a Material Definitive Agreement.

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the consummation of the Mergers on August 18, 2023, the Company caused the repayment in full of all indebtedness, liabilities and other obligations under, and terminated, the Amended and Restated Credit Agreement, dated as of March 30, 2021, by and among the Company, The Bank of New York Mellon, as Administrative Agent, and Wells Fargo Bank, N.A. and Bank of Montreal as Co-Syndication Agents and the lenders named therein. The Company did not incur any material early termination penalties as a result of such terminations.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information provided in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

On the terms and subject to the conditions set forth in the Merger Agreement, on August 18, 2023, at the effective time of the First Merger (the “First Merger Effective Time”), each share of the Company’s common stock, par value $0.01 per share (“Company Common Stock”), class A common stock, par value $0.01 per share (“Company Class A Common Stock” and, together with Company Common Stock, the “Company Common Shares”), 6.25% Series H Cumulative Redeemable Preferred Stock of the Company, par value $0.01 per share (the “Company Series H Preferred Stock”), and 5.875% Series K Cumulative Redeemable Preferred Stock of the Company, par value $0.01 per share (the “Company Series K Preferred Stock”), was converted into one equivalent share in Hermes Sub I, with respect to each class, subject to limited exceptions set forth in the Merger Agreement. Immediately thereafter, at the effective time of the Second Merger (the “Second Merger Effective Time”), each share of Hermes Sub I’s common stock, par value $0.01 per share (“Hermes Sub I Common Stock”), and class A common stock, par value $0.01 per share was converted into 0.347 (the “Exchange Ratio”) of a share of common stock, par value $0.01 per share of Regency (“Regency Common Stock”), without interest (the “Merger Consideration”), subject to limited exceptions set forth in the Merger Agreement, and each share of Hermes Sub I’s 6.25% Series H Cumulative Redeemable Preferred Stock, par value $0.01 per share , and 5.875% Series K Cumulative Redeemable Preferred Stock, par value $0.01 per share , was converted into one share of newly issued 6.25% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share of Regency, and 5.875% Series B Cumulative Redeemable Preferred Stock, par value $0.01 per share, of Regency, respectively, having substantially similar terms as the Company’s corresponding series of preferred stock.

Additionally, subject to the terms and conditions set forth in the Merger Agreement, at the First Merger Effective Time, each share of restricted Company Common Shares outstanding immediately prior to the First Merger Effective Time was converted into an equivalent share of restricted Hermes Sub I Common Stock (each, a “Hermes Restricted Stock Award”) and, at the Second Merger Effective Time, except as discussed in the following paragraph, each Hermes Sub I Restricted Stock Award outstanding immediately prior to the Second Merger Effective Time vested in full and, following any net settlement, converted into the right to receive the Merger Consideration, without interest. Any shares of Hermes Sub I capital stock held by Regency, Merger Sub or Hermes Sub I were cancelled and ceased to exist without consideration. In lieu of Regency issuing fractional shares, cash was paid in an amount equal to (x) such fraction of a share of Regency Common Stock, multiplied by (y) the 10-trading day volume-weighted average price per share of Regency Common Stock ending on and including August 16, 2023.

In connection with the Mergers, Willing L. Biddle entered into a consulting agreement with Regency pursuant to which, among other things, at the Second Merger Effective Time, each of his Hermes Sub I Restricted Stock Awards were converted into shares of restricted Regency Common Stock based on the Exchange Ratio and with terms and conditions materially similar to those of his Hermes Restricted Stock Awards, and are entitled to accelerated vesting upon the termination of Mr. Biddle’s consulting agreement in accordance with the terms therein.

The foregoing description of the Merger Agreement contained in this Item 2.01 does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule Standard; Transfer of Listing.

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

On the Closing Date, upon notification from the Company, the New York Stock Exchange (the “NYSE”) filed with the Securities and Exchange Commission (“SEC”) notifications of removal from listing on Form 25 to effect the delisting of the Company Common Stock, Company Class A Common Stock, Company Series H Preferred Stock and Company Series K Preferred Stock from the NYSE and to deregister the Company Common Stock, Company Class A Common Stock, Company Series H Preferred Stock and Company Series K Preferred Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company intends to file with the SEC a certification on Form 15 to cause the Company’s remaining reporting obligations under Sections 13 and 15(d) of the Exchange Act to be suspended.

Item 3.03.	Material Modification to Rights of Security Holders.

The information provided in the Introductory Note and Items 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the Mergers, the Company amended and restated its amended articles of incorporation, as amended and supplemented, and its second amended and restated bylaws, which are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and incorporated herein by reference.

Upon the Conversion, shares of the Company held by Merger Sub, the sole stockholder of the Company following the Mergers, were converted into a 100 percent membership interest by the filing of articles of conversion with the Maryland Department of State and Taxation. The Articles of Organization of REG-UB Properties, LLC (the “Articles of Organization”), which is attached hereto as Exhibit 3.3, and incorporated herein by reference, became the articles of organization of the Company. Upon the effectiveness of the Conversion, Merger Sub, as sole member of the Company, adopted an operating agreement for the governance of the Company (the “Operating Agreement”), which is attached hereto as Exhibit 3.4, and incorporated herein by reference.

Item 5.01.	Changes in Control of Registrant.

The information provided in the Introductory Note and Items 2.01, 3.01, 3.03 and 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

As a result of the completion of the Mergers, the Conversion and other related transactions, a change in control of the Company occurred, and the Company is an indirect subsidiary of Regency.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

In accordance with the terms of the Merger Agreement, as of the First Merger Effective Time, the officers and directors of Hermes Sub I were the officers and directors of the Company that held office immediately prior to the First Merger Effective Time. As of the Second Merger Effective Time, each of the Company’s officers and directors resigned from his or her respective position as an officer or member of the board of directors of the Company and from any and all committees thereof effective, except Mr. Biddle who resigned from all of his respective aforementioned positions except as sole director of the Company. Immediately following the Second Merger Effective Time, the sole stockholder of the Company replaced Mr. Biddle as sole director with Michael R. Herman. Upon the effectiveness of the Conversion, the officers and director of the Company ceased to be officers and director of the Company, with Merger Sub becoming the sole member and manager of the Company.

In connection with the consummation of the Mergers on August 18, 2023, the Company also caused the termination of the Company’s Amended and Restated Restricted Stock Award Plan, dated March 22, 2023, as amended from time to time.

Further in connection with the consummation of the Mergers on August 18, 2023, the Company caused the termination of the Company’s Amended and Restated Excess Benefit and Deferred Compensation Plan, dated as of December 10, 2008, as amended from time to time.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the Mergers, the Company amended and restated its amended articles of incorporation, as amended and supplemented, and its second amended and restated bylaws, which are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and incorporated herein by reference.

Promptly following the Second Merger Effective Time, the Company filed articles of conversion with the Maryland Department of State and Taxation and converted into a Maryland limited liability company. As of the effectiveness of the Conversion, the Articles of Organization of REG-UB Properties, LLC (the “Articles of Organization”), which are attached hereto as Exhibit 3.3, and incorporated herein by reference, became the articles of organization of the Company. Upon the effectiveness of the Conversion, the sole member of the Company, Merger Sub, adopted an operating agreement for the governance of the Company (the “Operating Agreement”), which is attached hereto as Exhibit 3.4, and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

2.1*	Agreement and Plan of Merger, dated as of May 17, 2023, by and among Urstadt Biddle Properties Inc., Regency Centers Corporation, Hercules Merger Sub, LLC, UB Maryland I, Inc. and UB Maryland II, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Form 8-K filed May 18, 2023)

3.1	Articles of Amendment and Restatement of Urstadt Biddle Properties Inc., effective as of August 18, 2023

3.2	Amended and Restated Bylaws of Urstadt Biddle Properties Inc., effective as of August 18, 2023

3.3	Articles of Organization of REG-UB Properties, LLC, dated as of August 18, 2023

3.4	Operating Agreement of REG-UB Properties, LLC, dated as of August 18, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Regency Centers Corporation agrees to furnish supplementally to the SEC a copy of any omitted schedule upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 21, 2023

REG-UB PROPERTIES, LLC
(formerly Urstadt Biddle Properties Inc.)
By: Hercules Merger Sub, LLC, its sole member and manager

By:	/s/ Michael R. Herman
Name:	Michael R. Herman
Title:	Senior Vice President, General Counsel and Secretary